                                                                    EXHIBIT 10.1


                      FOURTH AMENDMENT TO CREDIT AGREEMENT



                  THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this "AMENDMENT") is made as of August 31, 2000, by and among MEDITRUST CORPORATION (the "BORROWER"), MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent (the "ADMINISTRATIVE AGENT"), BANKERS TRUST COMPANY, as Syndication Agent, BANKBOSTON, N.A., as Co-Documentation Agent, FLEET NATIONAL BANK, as Co-Documentation Agent, and the BANKS listed on signature pages hereof.

                              W I T N E S S E T H:

                  WHEREAS, the Borrower and the Banks have entered into the Credit Agreement, dated as of July 17, 1998, as amended by an Amendment to Credit Agreement dated as of November 23, 1998 and the Second Amendment to Credit Agreement dated as of March 10, 1999 and the Third Amendment to Credit Agreement dated as of June 30, 2000 (as so amended, the "CREDIT AGREEMENT"); and

                  WHEREAS, the parties desire to modify the Credit Agreement upon the terms and conditions set forth herein.

                  NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

                  1. DEFINITIONS. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

                  2. CONSOLIDATED TANGIBLE NET WORTH. The definition of "Consolidated Tangible Net Worth" is hereby amended by deleting the phrase "not to exceed $100 million in the aggregate" appearing therein and by inserting in lieu thereof the phrase "not to exceed $575 million in the aggregate".

                  3. NEW DEFINITIONS. Section 1.1 of the Credit Agreement is hereby further amended by deleting the definitions of "Capital Expenditures" and "Net Cash Proceeds" contained therein and by adding the following new definitions, in appropriate alphabetical order, therein:

                  "AVAILABLE BASKET AMOUNT" shall mean $36,000,000, which amount shall be reduced by the aggregate amount of all Permitted Reinvestment Capital Expenditures made with respect to one or more properties which exceed the amount of casualty loss insurance proceeds or eminent domain proceeds (or proceeds from a sale in lieu thereof) actually received with respect thereto.

                  "CAPITAL EXPENDITURES" means all expenditures (whether paid in cash or accrued as a liability) by the Borrower or MOC or any of the Subsidiaries which are capitalized on the combined consolidated balance sheet of the Borrower or MOC in accordance with GAAP.

                  "FOURTH AMENDMENT" shall mean the Fourth Amendment to Credit Agreement, dated as of August 31, 2000.

                  "FOURTH AMENDMENT EFFECTIVE DATE" shall mean the date upon which the Fourth Amendment becomes effective in accordance with its terms."

                  "NET CASH PROCEEDS" means (x) all cash when and as received in connection with the sale or securitization of any asset or assets (including cash as and when received in respect of any promissory notes or other Debt received in connection with the respective asset sale), less reasonable costs and expenses, repayment of Debt (other than Debt pursuant to this Agreement or secured equally and ratably therewith and excluding any intercompany debt) secured by the asset or assets so sold and, in the case of a sale of assets, net of any real estate transfer taxes payable in connection with the respective asset sale and (y) the principal component of all payments received by the Borrower or MOC or their respective Subsidiaries pursuant to sale-leaseback transactions and all principal payments received by the Borrower or MOC or their respective Subsidiaries pursuant to real estate mortgage or other indebtedness owed to the Borrower or MOC or their respective Subsidiaries (excluding payments received on intercompany indebtedness owed by the Borrower or MOC or any of their Subsidiaries to any other such Person), less reasonable costs and expenses in connection therewith.

                  "PERMITTED REINVESTMENT CAPITAL EXPENDITURES" shall mean, with respect to each facility which is subject to a casualty loss or eminent domain proceeding, Capital Expenditures representing the reinvestment of casualty insurance proceeds or eminent domain proceeds (or proceeds from a sale in lieu thereof), as the case may be, actually received by the Borrower, MOC or their respective Subsidiary as a result of their respective casualty loss or eminent domain proceeding (or sale in lieu thereof) plus, with respect to each such facility, the lesser of $6,000,000 or the then Available Basket Amount.

                  4. Section 2.10(b) of the Credit Agreement is hereby amended by deleting the existing text thereof in its entirety and by inserting in lieu thereof the following new text:

         "(b) To the extent that any Net Offering Proceeds or Net Cash Proceeds are received by the Borrower, MOC or any Subsidiary, then on the date of the receipt thereof (x) all Cash and Cash Equivalents (for this purpose, the definition of "Cash or Cash Equivalents" shall be deemed modified by deleting the rating requirements contained in clauses (iii) and (iv) thereof) of the Borrower, MOC and the Subsidiaries which in aggregate amount exceed $35 million (for this purpose, excluding any such Cash or Cash Equivalents representing the Net Offering Proceeds or Net Cash Proceeds received on such date) shall be applied to prepay outstanding Tranche A Loans (until the principal amount thereof has been reduced to $0) and (y) after giving effect to the repayment required by preceding clause (x), an amount equal to 100% of the Net Offering Proceeds or Net Cash Proceeds so received shall be immediately applied by the Borrower as follows:

                           (i) first, to prepay the Tranche A Loans (until the
                  principal amount thereof has been reduced to $0);

                           (ii) after the Tranche A Loans have been repaid in
                  full, an amount equal to 100% of the Net Offering Proceeds or Net Cash Proceeds remaining to be applied pursuant to this clause (ii) shall be applied to prepay the outstanding principal of Tranche D Loans; provided that after the aggregate principal amount of outstanding Tranche D Loans has been reduced to $235 million, the lesser of (x) 100% of the Net Offering Proceeds or Net Cash Proceeds remaining to be applied pursuant to this clause (ii) or (y) 50% of the amount of Net Offering Proceeds or Net Cash Proceeds required to be applied in accordance with the provisions of this Section 2.10(b) (I.E., before the applications required by clauses
                  (i), (ii) and (iii) hereof), shall be applied to prepay the outstanding principal of Tranche D Loans; provided further that, in the case of any receipt of Net Cash

                  Proceeds on or prior to September 8, 2000 as described in
                  Section 7(c) of the Fourth Amendment, the application required by Section 7(d) of said Fourth Amendment shall instead be required; and

                           (iii) any amount not required to be applied pursuant
                  to preceding clauses (i) and (ii) may be retained by the Borrower, MOC and/or the respective Subsidiary."

                  5. USE OF PROCEEDS. Each of Sections 4.11 and 5.16 of the Credit Agreement are hereby amended by deleting the last sentence thereof in its entirety and by inserting in lieu thereof the following new sentence:

         "Notwithstanding anything to the contrary contained elsewhere in this Agreement, Tranche A Loans shall not be borrowed hereunder after the Fourth Amendment Effective Date unless all proceeds of such borrowings are promptly used for the working capital needs of the Borrower and its Subsidiaries and in the ordinary course of their businesses."


                  6. ADDITIONAL COVENANTS. The following new Section 5.26, 5.27 and 5.28 are hereby added to the Credit Agreement immediately after Section 5.25 thereof:

                  "Section 5.26 CONSOLIDATION, MERGER, PURCHASE OR SALE OF ASSETS, LEASE OBLIGATIONS, ETC. The Borrower will not, and will not permit MOC or any Subsidiary to, wind up, liquidate or dissolve its affairs or enter into any transaction of merger or consolidation, or convey, sell, lease or otherwise dispose of (or agree to do any of the foregoing at any future time) all or any part of its property or assets (it being understood and agreed that, for all purposes of this Section 5.26, any liquidation or prepayment of any loan or loans, including without limitation mortgage loans, owed to the Borrower, MOC or any Subsidiary from any third Person for an amount less than par shall be deemed to constitute an asset sale and shall be subject to the requirements of following clause (vi)), or enter into any sale-leaseback transactions, or purchase or otherwise acquire (in one or a series of related transactions) any part of the property or assets (other than purchases or other acquisitions of inventory, materials and equipment in the ordinary course of business) of any Person, except that:

                           (i) Capital Expenditures by the Borrower, MOC and the
                  Subsidiaries shall be permitted to the extent not in violation of Section 5.28;

                           (ii) the Parent Companies and the Subsidiaries may
                  lease (as lessee and/or as lessor, but not as part of a sale and leaseback transaction) real or personal property in the ordinary course of business and consistent with past practices;

                           (iii) the Borrower, MOC and the Subsidiaries may sell
                  and lease inventory (excluding Real Property Assets) in the ordinary course of business;

                           (iv) the Borrower, MOC and the Subsidiaries may sell
                  used and obsolete equipment in the ordinary course of business;

                           (v) the Borrower, MOC and the Subsidiaries may, in
                  the ordinary course of business, (1) license, as licensor or licensee, patents, trademarks, copyrights and know-how to third Persons and to one another; provided that in no event shall this clause (1) be construed to permit the Borrower, MOC or any of the Subsidiaries to (x) sell or transfer any patents, trademarks, copyrights or tradenames to any third Person or (y) grant an exclusive license to use any patent, trademark, copyright or tradename , and (2) transfer or license, as licensor or licensee, patents, trademarks, copyrights and know-how to the Borrower, MOC and the Subsidiaries;

                           (vi) so long as no Default then exists or would
                  result therefrom, the Borrower, MOC and the Subsidiaries may sell assets to the extent not otherwise permitted under any other clause of this Section 5.26, provided that (x) the respective asset sale is made for consideration, consisting entirely of cash (except as otherwise expressly permitted pursuant to the proviso to following clause (y)), at least equal to the fair market value (as determined in good faith by management of the Person selling such asset) of the asset or assets being sold, (y) in addition to the requirements of preceding clause (x), the respective asset sale is made for consideration, consisting entirely of cash, in an amount at least equal to the net book value of the respective asset or assets being sold at March 31, 2000, adjusted for depreciation actually taken from March 31, 2000 until the date of the respective sale; PROVIDED that (i) in connection with any given sale of an asset or assets, the respective seller or sellers (I.E., the Borrower, MOC and/or the respective Subsidiaries) may accept consideration therefor (so long as the fair market value test described in preceding clause (x) is met) which is less than the net book value of the respective asset or assets being sold as calculated above in this clause (y) and/or may accept promissory notes as a portion of the sale consideration therefor, in each case so long as the sum of the aggregate discounts to net book value and the principal amount or, if greater, fair market value (as determined in good faith by management of the Person selling the asset) of promissory notes accepted in connection therewith does not (except to the extent permitted pursuant to following clause (ii)) exceed an amount equal to 30% of the net book value of the respective asset or assets being sold on March 31, 2000 adjusted for depreciation actually taken from March 31, 2000 until the date of the respective sale and (ii) for all asset sales effected after March 31, 2000, discounts to the net book value of the respective asset or assets being sold and consideration consisting of promissory notes (valued at the greater of the principal amount thereof or fair market value thereof, as determined in good faith by management of the Person selling such assets) may be received, which are in excess of the discounts and amount of promissory notes permitted pursuant to preceding clause (i) (for this purpose, ignoring the phrase "(except to the extent permitted pursuant to clause (ii))" appearing therein) so long as the aggregate discounts and amount of promissory notes (valued as described above) for all asset sales justified pursuant to this clause
                  (ii) do not exceed $60,000,000 and (z) the Net Cash Proceeds from all asset sales effected pursuant to this clause (vi) are applied in accordance with the relevant requirements of
                  Section 2.10.

                  Notwithstanding anything to the contrary contained above, in no event shall any capital stock or other equity interests of any Subsidiary be sold pursuant to the provisions of this Section 5.26, except that so long as the respective sale complies with the requirements set forth above in this Section 5.26, 100% of the equity interests of any Subsidiary owned by the Borrower, MOC and the Subsidiaries may be sold to a person not an affiliate of the Borrower or MOC in a transaction otherwise permitted by this Section 5.26.

                  Section 5.27 LIMITATION ON CASH AND CASH EQUIVALENTS HELD. The Borrower will not, and will not permit MOC or any Subsidiary to, directly or indirectly, hold any Cash or Cash Equivalents (for all purposes of this Section 5.27, the definition of "CASH OR CASH EQUIVALENTS" shall be deemed modified by deleting the rating requirements contained in clauses (iii) and (iv) thereof), at any time when any Tranche A Loan remains outstanding hereunder, in an aggregate amount in excess of $35 million for a period of more than five consecutive Domestic Business Days.

                  Section 5.28 CAPITAL EXPENDITURES. (a) The Borrower will not, and will not permit MOC or any Subsidiary to, make any Capital Expenditures, except that during each calendar year, the Borrower, MOC and the Subsidiaries may make Capital Expenditures which do not exceed
         (x) in calendar year 2000, $75,000,000 and (y) in calendar year 2001 (prior to the Maturity Date) $60,000,000; provided to the extent the aggregate Capital Expenditures made by the Borrower, MOC and the Subsidiaries pursuant to this clause (a) during calendar year 2000 are less then $75,000,000, such excess may be carried forward and used to make Capital Expenditures in the immediately succeeding year.

                  (b) In addition to the Capital Expenditures permitted to be made pursuant to preceding clause (a), the Borrower, MOC and the Subsidiaries shall be permitted to make Permitted Reinvestment Capital Expenditures."

                  7. EFFECTIVE DATE. This Amendment shall become effective when each of the following conditions is satisfied (or waived by the Required Banks) (the date such conditions are satisfied or waived being deemed the "EFFECTIVE DATE"):

                  (a) the Borrower, MOC and each Guarantor shall have executed and delivered to the Administrative Agent a duly executed original of this Amendment;

                  (b) the Required Banks shall have executed and delivered to the Administrative Agent a duly executed original of this Amendment;

                  (c) the Borrower and its Subsidiaries shall have completed transactions whereby approximately 100 mortgages on facilities operated by Life Care Centers of America, Inc. and/or Health Asset Realty Trust shall have been prepaid, generating Net Cash Proceeds of at least $470 million (including $22 million received and applied to repay Tranche A Loans on August 28, 2000);

                  (d) after giving effect to the consummation of the transactions described in preceding clauses (a) through (c), the Borrower shall have (x) repaid in full all outstanding principal of Tranche A Loans, (y) delivered, pursuant to Section 2.11(g) of the Credit Agreement, to the Administrative Agent and the Banks an irrevocable notice of cancellation of a portion of the Tranche A Loan Commitments (to be effective on the third or fourth Domestic Business Day after the Effective Date) pursuant to which the aggregate Tranche A Loan Commitments shall be reduced to $400,000,000 and (z) shall have delivered, pursuant to Section 2.11 of the Credit Agreement, an irrevocable notice of optional prepayment of outstanding principal of Tranche D Loans (requiring that such Tranche D Loans be prepaid on the third or fourth Euro-Dollar Business Day after the Effective Date) in the amount of at least $50,000,000 (it being acknowledged that the

         Tranche A Loans must (and shall) be repaid in full at the time of the repayment required by preceding clause (z));

                  (e) the Borrower shall have paid all costs and expenses of White & Case LLP and Herman Turner LLC incurred through the Effective Date (with estimated amounts to be paid through the Effective Date, with appropriate adjustments to occur thereafter); and

                  (f) the actions contemplated by following Section 8(y) shall have been taken to the reasonable satisfaction of the Administrative Agent.

                  Notwithstanding anything to the contrary contained above, this Amendment shall only become effective if the Effective Date as described above has occurred on or prior to September 8, 2000. The Borrower shall furnish the Administrative Agent and the Banks with prompt notice of the occurrence of the Effective Date (specifying in such notice the date of the Effective Date and certifying that the applicable conditions described above in this Section 7 were satisfied on such date). Any failure of the Borrower to complete the actions specified to be taken in the notice of cancellation and notice of prepayment delivered pursuant to preceding Section 7(d) within the time periods specified therein after the Effective Date shall constitute an immediate Event of Default for all purposes of the Credit Agreement.

                  8. REPRESENTATIONS AND WARRANTIES. To induce the Banks to enter into this Amendment, the Borrower represents and warrants to the Banks that on the Effective Date all the representations and warranties of the Borrower, MOC and each of their Subsidiaries contained in the Credit Agreement or any other Loan Document are true and correct in all material respects (x) no Default or Event of Default is in existence, (y) each Subsidiary (excluding LQ West Bank

JV - 1982, LaQuinta Wichita Kansas No 532 Ltd. and San Joaquin Healthcare Associates, L.P., which are not wholly-owned by the Borrower, MOC and the Subsidiaries and are not permitted to become Guarantors without the consent of the other holders of equity interests therein) which, on the Effective Date was not already a Guarantor, shall have become a Guarantor by the execution and delivery of an assumption agreement in form and substance reasonably satisfactory to the Administrative Agent and (z) the signature pages hereto include a true and correct list of all Guarantors in existence on the Effective Date (after giving effect to the execution and delivery of assumption agreements as described in preceding clause (y)).

                  9. ENTIRE AGREEMENT. This Amendment constitutes the entire and final agreement among the parties hereto with respect to the subject matter hereof and there are no other agreements, understandings, undertakings, representations or warranties among the parties hereto with respect to the subject matter hereof except as set forth herein.

                  10. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

                  11. COUNTERPARTS. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.

                  12. HEADINGS, ETC. Section or other headings contained in this Amendment are for reference purposes only and shall not in any way affect the meaning or interpretation of this Amendment.

                  13. NO FURTHER MODIFICATIONS. Except as modified herein, all of the terms and conditions of the Credit Agreement, as modified hereby shall remain in full force and effect and, as modified hereby, the Borrower confirms and ratifies all of the terms, covenants and conditions of the Credit Agreement in all respects.


                                      * * *

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.
                                                   BORROWER:

                                                   MEDITRUST CORPORATION

                                                   By:__________________________
                                                       Name:
                                                       Title:

                  Each of the undersigned Guarantors acknowledges and agrees to the foregoing provisions of the Fourth Amendment to Credit Agreement, and further acknowledge and agrees that all Loan Documents executed and delivered by them shall remain in full force and effect after giving effect to said Fourth Amendment to Credit Agreement.

                                   GUARANTORS:

                                   TELEMATRIX, INC.

                                   By:____________________________________
                                        Name:
                                        Title:


                                   LA QUINTA INVESTMENTS, INC.

                                   By:____________________________________
                                        Name:
                                        Title:


                                   LQ INVESTMENTS I
                                   By:    Meditrust Corporation
                                          Its:  General Partner

                                   By:____________________________________
                                        Name:
                                        Title:

                                   LQ INVESTMENTS II
                                   By:    Meditrust Corporation
                                          Its:  General Partner

                                   By:____________________________________
                                        Name:
                                        Title:


                                   LQ - LNL, L.P.
                                   By:    Meditrust Corporation
                                          Its:  General Partner

                                   By:____________________________________
                                        Name:
                                        Title:


                                   LQ - EAST IRVINE, J.V.
                                   By:    Meditrust Corporation
                                          Its:  General Partner

                                   By:____________________________________
                                        Name:
                                        Title:


                                   LQ BATON ROUGE, L.P.
                                   By:    Meditrust Corporation
                                          Its:  General Partner

                                   By:____________________________________
                                        Name:
                                        Title:


                                   LQ MOTOR INN VENTURE AUSTIN NO. 530
                                   By:    Meditrust Corporation
                                          Its:  General Partner

                                   By:____________________________________
                                        Name:
                                        Title:

                                   LA QUINTA SAN ANTONIO SOUTH J.V.
                                   By:    Meditrust Corporation
                                          Its:  General Partner

                                   By:____________________________________
                                        Name:
                                        Title:


                                   LA QUINTA DENVER PEORIA STREET LTD.
                                   By:    Meditrust Corporation
                                          Its:  General Partner

                                   By:____________________________________
                                        Name:
                                        Title:


                                   LQ - BIG APPLE JOINT VENTURE
                                   By:    Meditrust Corporation
                                          Its:  General Partner

                                   By:____________________________________
                                        Name:
                                        Title:


                                   LA QUINTA INNS OF LUBBOCK, INC.

                                   By:____________________________________
                                        Name:
                                        Title:


                                   LA QUINTA INNS OF PUERTO RICO, INC.

                                   By:____________________________________
                                        Name:
                                        Title:

                                   LA QUINTA PLAZA, INC.

                                   By:____________________________________
                                        Name:
                                        Title:


                                   LA QUINTA INNS DE MEXICO S.A. DE C.V.
                                   By:    Meditrust Corporation
                                          Its:  General Partner

                                   By:____________________________________
                                        Name:
                                        Title:


                                   LA QUINTA FINANCIAL CORP.

                                   By:____________________________________
                                        Name:
                                        Title:


                                   LA QUINTA REALTY CORP.

                                   By:____________________________________
                                        Name:
                                        Title:


                                   LQI ACQUISITION CORP.

                                   By:____________________________________
                                        Name:
                                        Title:


                                   LA QUINTA MOTOR INNS, L.P.
                                   By:    La Quinta Realty Corp.
                                          Its:  General Partner

                                   By:____________________________________
                                        Name:
                                        Title:

                                   LA QUINTA DEVELOPMENT PARTNERS, L.P.
                                   By:    Meditrust Corporation
                                          Its:  General Partner

                                   By:____________________________________
                                        Name:
                                        Title:


                                   LQM OPERATING PARTNERS, L.P.
                                   By:    La Quinta Realty Corp.
                                          Its:  General Partner

                                   By:____________________________________
                                        Name:
                                        Title:


                                   MEDITRUST HOTEL GROUP, INC.

                                   By:____________________________________
                                        Name:
                                        Title:


                                   MEDITRUST HEALTHCARE CORPORATION

                                   By:____________________________________
                                        Name:
                                        Title:


                                   NEW MEDITRUST COMPANY LLC

                                   By:____________________________________
                                        Name:
                                        Title:


                                   MT LIMITED I LLC

                                   By:____________________________________
                                        Name:
                                        Title:

                                   T AND F PROPERTIES, LP
                                   By:    MT General LLC
                                          Its:  General Partner

                                   By:____________________________________
                                        Name:
                                        Title:


                                   MT GENERAL LLC

                                   By:____________________________________
                                        Name:
                                        Title:


                                   MEDITRUST OF BEDFORD, INC.

                                   By:____________________________________
                                        Name:
                                        Title:


                                   MEDITRUST OF KANSAS, INC.

                                   By:____________________________________
                                        Name:
                                        Title:


                                   MEDITRUST MORTGAGE INVESTMENTS, INC.

                                   By:____________________________________
                                        Name:
                                        Title:


                                   MEDITRUST FINANCE CORPORATION

                                   By:____________________________________
                                        Name:
                                        Title:

                                   MEDITRUST FINANCIAL SERVICES CORPORATION

                                   By:____________________________________
                                        Name:
                                        Title:


                                   MEDITRUST OF MASSACHUSETTS

                                   By:____________________________________
                                        Name:
                                        Title:


                                   MEDITRUST MANAGEMENT COMPANY

                                   By:____________________________________
                                        Name:
                                        Title:


                                   MEDITRUST ACQUISITION COMPANY LLC

                                   By:____________________________________
                                        Name:
                                        Title:


                                   MEDITRUST OF THE UK, INC.

                                   By:____________________________________
                                        Name:
                                        Title:


                                   MEDITRUST OF CALIFORNIA, INC.

                                   By:____________________________________
                                        Name:
                                        Title:


                                   MEDITRUST OPERATING COMPANY

                                   By:____________________________________
                                        Name:
                                        Title:

                                   THE LA QUINTA COMPANY

                                   By:____________________________________
                                        Name:
                                        Title:


                                   TELEMATRIX EQUIPMENT LLC

                                   By:____________________________________
                                        Name:
                                        Title:


                                   LA QUINTA INNS, INC.

                                   By:____________________________________
                                        Name:
                                        Title:


                                   MOC HOLDING COMPANY

                                   By:____________________________________
                                        Name:
                                        Title:

                                   BANKS:

                                   MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent


                                   By:______________________________
                                        Name:
                                        Title:

                                   BANKERS TRUST COMPANY, as a Bank and
                                   as Syndication Agent


                                   By:______________________________
                                        Name:
                                        Title:

                                   FLEET NATIONAL BANK, as a Bank and
                                   as Co-Documentation Agent


                                   By:______________________________
                                        Name:
                                        Title:

                                   TORONTO DOMINION (TEXAS), INC.,
                                   as a Bank


                                   By:______________________________
                                        Name:
                                        Title:

                                   MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.


                                   By:______________________________
                                        Name:
                                        Title:

                                   VAN KAMPEN SENIOR FLOATING RATE FUND
                                   By: Van Kampen Investment Advisory Corp.


                                   By:______________________________
                                        Name:
                                        Title:

                                   VAN KAMPEN SENIOR INCOME TRUST
                                   By: Van Kampen Investment Advisory Corp.


                                   By:______________________________
                                        Name:
                                        Title:

                                   VAN KAMPEN PRIME RATE INCOME TRUST
                                   By: Van Kampen Investment Advisory Corp.


                                   By:______________________________
                                        Name:
                                        Title:

                                   MORGAN STANLEY SENIOR FUNDING, INC.


                                   By:______________________________
                                        Name:
                                        Title:

                                   FIRST DOMINION FUNDING I


                                   By:______________________________
                                        Name:
                                        Title:

                                   BANK ONE, N.A.


                                   By:______________________________
                                        Name:
                                        Title:

                                   AERIES FINANCE -II LIMITED


                                   By:______________________________
                                        Name:
                                        Title:

                                   CERES FINANCE LTD.


                                   By:______________________________
                                        Name:
                                        Title:

                                   AMARA-I FINANCE, LTD.
                                   By:      INVESCO Senior Secured Management,
                                            Inc., as Subadvisor

                                   By:______________________________
                                        Name:
                                        Title:

                                   AMARA-2 FINANCE, LTD.
                                   By:      INVESCO Senior Secured Management,
                                            Inc., as Subadvisor

                                   By:______________________________
                                        Name:
                                        Title:

                                   OASIS COLLATERALIZED HIGH
                                   INCOME PORTFOLIOS-I, LTD.
                                   By: INVESCO Senior Secured Management Inc.,
                                       as Sub-Advisor


                                   By:______________________________
                                        Name:
                                        Title:

                                   SENIOR DEBT PORTFOLIO
                                   By:      Boston Management and Research,
                                            as Investment Advisor

                                   By:______________________________
                                        Name:
                                        Title:

                                   CAPTIVA FINANCE LTD.


                                   By:______________________________
                                        Name:
                                        Title:

                                   CAPTIVA II FINANCE LTD.


                                   By:______________________________
                                        Name:
                                        Title:

                                   DRESDNER BANK, AG


                                   By:______________________________
                                        Name:
                                        Title:


                                   By:______________________________
                                        Name:
                                        Title:

                                   FRANKLIN FLOATING RATE TRUST


                                   By:______________________________
                                        Name:
                                        Title:

                                   FRANKLIN CLO I, LIMITED

                                   By:______________________________
                                        Name:
                                        Title:

                                   FIRST UNION NATIONAL BANK


                                   By:______________________________
                                        Name:
                                        Title:

                                   KZH III LLC


                                   By:______________________________
                                        Name:
                                        Title:

                                   KZH SHOSHONE LLC


                                   By:______________________________
                                        Name:
                                        Title:

                                   KZH STERLING LLC


                                   By:______________________________
                                        Name:
                                        Title:
                                   KZH HIGHLAND-2 LLC


                                   By:______________________________
                                        Name:
                                        Title:

                                   KZH PAMCO LLC


                                   By:______________________________
                                        Name:
                                        Title:

                                   WAINWRIGHT BANK & TRUST COMPANY


                                   By:______________________________
                                        Name:
                                        Title:

                                   ML CLO XX PILGRIM AMERICA
                                   By:      Pilgrim Investments Inc.,
                                            as its Investment Manager

                                   By:______________________________
                                        Name:
                                        Title:

                                   PILGRIM PRIME RATE TRUST
                                   By:      Pilgrim Investments Inc.,
                                            as its Investment Manager

                                   By:______________________________
                                        Name:
                                        Title:

                                   PAM CAPITAL FUNDING L.P.
                                   By:      Highland Capital Management,
                                            as Collateral Agent

                                   By:______________________________
                                        Name:
                                        Title:

                                   PAMCO CAYMAN LTD.
                                   By:      Highland Capital Management,
                                            as Collateral Manager

                                   By:______________________________
                                        Name:
                                        Title:

                                   PACIFICA PARTNERS I, L.P.
                                   By: Imperial Credit Asset Management
                                         as its Investment Advisor


                                   By:______________________________
                                        Name:
                                        Title:

                                   HARCH CLO I LIMITED

                                   By:______________________________
                                        Name:
                                        Title:

                                   ELC (CAYMAN) LTD.


                                   By:______________________________
                                        Name:
                                        Title:


                                   ELC (CAYMAN) LTD. CDO SERIES 1999-I


                                   By:______________________________
                                        Name:
                                        Title:

                                   ELC (CAYMAN) LTD. 1999-II


                                   By:______________________________
                                        Name:
                                        Title:

                                   CARLYLE HIGH YIELD PARTNERS, L.P.


                                   By:______________________________
                                        Name:
                                        Title:

                                   CARLYLE HIGH YIELD PARTNERS II, L.P.


                                   By:______________________________
                                        Name:
                                        Title:

                                   SEQUILS - PILGRIM I, LTD. (Assignee)
                                   By:      Pilgrim Investments, Inc.,
                                            as its Investment Manager

                                   By:______________________________
                                        Name:
                                        Title:

                                   ML CLO XII PILGRIM AMERICA (CAYMAN) LTD.
                                   By:      Pilgrim Investments, Inc.,
                                            as its Investment Manager

                                   By:______________________________
                                        Name:
                                        Title:

                                   HIGHLAND LEGACY LTD.,
                                   By:      Highland Capital Management L.P.,
                                            as Collateral Manager

                                   By:______________________________
                                        Name:
                                        Title:

                                   SENIOR FLOATING RATE FUND, INC.


                                   By:______________________________
                                        Name:
                                        Title:

                                   STANFIELD CLO, LTD.
                                   By: Stanfield Capital Partners LLC
                                        as its Collateral Manager


                                   By:______________________________
                                        Name:
                                        Title:

                                   ML CLO XIX STERLING (CAYMAN) LTD.
                                   By:      Sterling Asset Manager, LLC,
                                            as its Investment Advisor

                                   By:______________________________
                                        Name:
                                        Title:

                                   STEIN ROE & FARNHAM INCORPORATED,
                                   as Agent for Keyport Life Insurance Company


                                   By:______________________________
                                        Name:
                                        Title:

                                   OAKBROOK BANK


                                   By:______________________________
                                        Name:
                                        Title:

                                   FLEET NATIONAL BANK,
                                   as Trust Administrator for
                                   Long Lane Master Trust IV


                                   By:______________________________
                                        Name:
                                        Title:

                                   ARAB AMERICAN BANK


                                   By:______________________________
                                        Name:
                                        Title:


                                   By:______________________________
                                        Name:
                                        Title:

                                   ERSTE BANK, NEW YORK BRANCH


                                   By:______________________________
                                        Name:
                                        Title:


                                   By:______________________________
                                        Name:
                                        Title:

                                   BANK OF AMERICA, N.A.


                                   By:______________________________
                                        Name:
                                        Title:

                                   KEY CORPORATE CAPITAL INC.


                                   By:______________________________
                                        Name:
                                        Title:

                                   FIRST UNION NATIONAL BANK


                                   By:______________________________
                                        Name:
                                        Title:

                                   HARBOURVIEW CDO II, LIMITED

                                   By:______________________________
                                        Name:
                                        Title:

                                   BLACK DIAMOND

                                   By:______________________________
                                        Name:
                                        Title:

                                   BANK AUSTRIA CREDITANSTALT

                                   By:______________________________
                                        Name:
                                        Title: